FORM  N-CSR  SECTION  906  CERTIFICATIONS

     This  certification  is  provided  pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002, 18 U.S.C.   1350, and accompanies the report on Form
N-CSR for the period ended October 31, 2003 of Gartmore Mutual Funds (the "Registrant").

     I, Paul J. Hondros, the principal executive officer of the Registrant, certify that, to the best of my knowledge:

     1. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





Date:          January 9, 2004

                       /s/   PAUL  J.  HONDROS
                             Paul  J.  Hondros
                             Principal  Executive  Officer
                             Gartmore  Mutual  Funds


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

                    FORM  N-CSR  SECTION  906  CERTIFICATIONS

     This  certification  is  provided  pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002, 18 U.S.C.   1350, and accompanies the report on Form
N-CSR for the period ended October 31, 2003 of Gartmore Mutual Funds (the "Registrant").

     I, Gerald J. Holland, the principal financial officer of the Registrant, certify that, to the best of my knowledge:

     1. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date:          January 9, 2004

                       /s/  GERALD  J.  HOLLAND
                            Gerald  J.  Holland
                            Principal  Financial  Officer
                            Gartmore  Mutual  Funds


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.